1

                          REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of November 29, 1999, by and Go Online Networks Corporation, a corporation duly incorporated and validly existing under the laws of the State of Delaware (the "Company") and the Investor as named on the signature page hereto (hereinafter referred to as "Investor").

                                    RECITALS:

WHEREAS, pursuant to the Company's offering ("Offering") of up to Ten Million Dollars ($10,000,000), excluding any funds paid upon exercise of the Warrants, of Common Stock of the Company pursuant to that certain Investment Agreement of even date herewith (the "Investment Agreement") between the Company and the Investor, the Company has agreed to sell and the Investor has agreed to purchase, from time to time as provided in the Investment Agreement, shares of the Company's Common Stock for a maximum aggregate offering amount of Ten Million Dollars ($10,000,000);

WHEREAS, pursuant to the terms of the Investment Agreement, the Company has agreed to issue to the Investor, from time to time, Purchase Warrants, as defined in the Investment Agreement, to purchase a number of shares of Common Stock, exercisable for three (3) years from the date of issuance (collectively, the "Investor Warrants" or the "Warrants");

WHEREAS, pursuant to the terms of the Investment Agreement, the Company has filed a registration Statement under the Securities Act of 1933, as amended (the "Act"), on Form SB-2 (File No.333-88615) covering the sale of Common Stock to be issued to the Investor in the Offering and the Common Stock issuable upon exercise of the Investor Warrants; and

WHEREAS, the Investor and Company desire to enter into this Registration Rights Agreement to provide the Investor with additional registration rights with respect to the resale of the Common Stock to be issued to the Investor in the Offering and the Common issuable upon exercise of the Investor Warrants.

                                     TERMS:

     NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Certain Definitions. As used in this Agreement (including the Recitals above), the following terms shall have the following meanings (such meanings to be equally applicable to both singular and plural forms of the terms defined):

     "1934 Act" shall mean the Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.

"Act" shall mean the Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

     "Additional  Registration  Statement"  shall  have the meaning set forth in
Section  3(b).

     "Agreement"  shall  have  the  meaning  set  forth  in the preamble hereto.

"Amended  Registration  Statement"  shall  have the meaning set forth in Section
3(b).

     "Business  Day"  shall  have  the  meaning  set  forth  in  the  Investment
Agreement.

     "Closing Bid Price" shall have the meaning set forth in the Investment Agreement.

     "Common Stock" shall mean the common stock, par value $0.001, of the Company.

     "Company"  shall  have  the  meaning  set  forth  in  the  preamble hereto.

"Due Date" shall mean the date that is one hundred twenty (120) days after the date of the Investor's Resale Registration Notice.

     "Effective Date" shall have the meaning the date that the registration statement in question shall have been declared effective by the SEC.

     "Filing Date" shall mean the date that is forty five (45) days after the date of the Investor's Resale Registration Notice.

     "Holder" shall mean Investor, and any other person or entity owning or having the right to acquire Registrable Securities or any permitted assignee thereof.

     "Initial  Registration  Statement"  shall  have  the  meaning  set forth in
Section  2.2.

     "Investment Agreement" shall have the meaning set forth in the Recitals hereto.

     "Investor" shall have the meaning set forth in the preamble to this Agreement.

     "Investor Warrants" shall have the meaning set forth in the above Recitals.

     "Offering"  shall  have  the  meaning  set  forth  in  the recitals hereto.

     "Put"  shall  have  the  meaning  as set forth in the Investment Agreement.

     "Register," "Registered," and "Registration" shall mean and refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Act"), and pursuant to Rule 415 under the Act or any successor rule, and the declaration or ordering of effectiveness of such registration statement or document.

     "Registrable  Securities"  shall have the meaning set forth in Section 2.1.

     "Registration  Period"  shall  have  the  meaning set forth in Section 2.7.

     "Registration Statement" shall mean either the Initial Registration Statement or the Resale Registration Statement.

"Resale Registration Statement" shall have the meaning set forth in Section 2.3.

     "Rule  144"  shall  mean  Rule  144, as amended, promulgated under the Act.

     "SEC"  shall  have  the  meaning  set  forth  in  Section  3(a).

     "Supplemental  Registration  Statement" shall have the meaning set forth in
Section  3(b).

     "Warrants"  shall  have  the  meaning  set  forth  in  the  above Recitals.

     "Warrant Shares" shall mean shares of Common Stock issuable upon exercise of any Warrant.

     2.     Required  Registration.

     2.1 Registrable Securities. "Registrable Securities" shall mean those shares of the Common Stock of the Company together with any capital stock issued in replacement of, in exchange for or otherwise in respect of such Common Stock, that are: (i) issuable or issued to the Investor pursuant to the Investment Agreement or in this Agreement, and (ii) issuable or issued upon exercise of the Investor Warrants; provided, however, that notwithstanding the above, the following shall not be considered Registrable Securities:

     (a) any Common Stock which would otherwise be deemed to be Registrable Securities, if and to the extent that those shares of Common Stock may be resold in a public transaction without volume limitations or other material restrictions without registration under the Act, including without limitation, pursuant to Rule 144 under the Act; and

     (b) any shares of Common Stock which have been sold in a private transaction in which the transferor's rights under this Agreement are not assigned.

     2.2 Filing of Initial Registration Statement. The Company filed on October 7, 1999, a registration statement (the "Initial Registration Statement") on Form SB-2 (File No. 333-88615), covering the offer and sale of a number of shares of Common Stock as Registrable Securities equal to at least Twenty Seven Million (27,000,000) shares of Common Stock, and which covers, to the extent allowed by applicable law, such additional shares of Common Stock, if any, that may become registrable pursuant to Rule 416 of the Act. The Company shall use its reasonable best efforts to cause the Initial Registration Statement to be
declared effective by the SEC on or before                     (the date of such
effectiveness  referred  to  herein  as  the  "Effective  Date").

     2.3 Filing of Resale Registration Statement. Upon the receipt of a written notice from the Investor (the "Resale Registration Notice") stating that the Investor has determined in good faith that a registration statement must be filed to cover the Investor's resale of some or all of the shares of Common Stock purchased by the Investor in the Offering or to be issued to the Investor upon the exercise of the Investor Warrants, the Company shall promptly prepare and file, by the Filing Date, a registration statement (the "Resale Registration Statement") on Form SB-2 (or other suitable form, at the Company's discretion, but subject to the reasonable approval of the Investor), covering the resale of a number of shares of Common Stock as Registrable Securities as the Investor shall reasonably determine and, to the extent allowed by applicable law, such additional shares of Common Stock, if any, that may become registrable pursuant to Rule 416 of the Act.

     2.4 Registration Effective Date. The Company shall use its best efforts to have any Resale Registration Statement declared effective by the SEC (the date of such effectiveness is also referred to herein as the "Effective Date") by the Due Date.

     2.5     Intentionally  Left  Blank].

     2.6     [Intentionally  Left  Blank].

     2.7 Shelf Registration. The Initial Registration Statement, and/or any Resale Registration Statement, shall be prepared as a "shelf" registration statement under Rule 415, and shall be maintained effective until the earlier of
(i) the date that is one (1) year from the Termination Date, as defined in the Investment Agreement (the "Registration Period") or (ii) the date that all Registrable Securities are resold pursuant to such Registration Statement.

     2.8 Eligibility for Form SB-2. The Company understands that in order to file the Resale Registration Statement described herein on Form SB-2, it must be eligible to file Form S-B2 for primary offerings. The Company represents that it is presently eligible to effect any required resale registration contemplated hereby on Form SB-2 and will use its best efforts to continue to take such actions as are necessary to maintain such eligibility. The Company covenants to use its best efforts to use Form SB-2 (or other suitable form, at the Company's discretion, but subject to the reasonable approval of the Holders) for the resale registration required by this Section during all applicable times contemplated by this Agreement.

     2.9 Supplemental Registration Statement. Anytime the Registration Statement does not cover a sufficient number of shares of Common Stock to cover all outstanding Registrable Securities, the Company shall promptly prepare and file with the SEC such Supplemental Registration Statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all such Registrable Securities and shall use its best efforts to cause such Supplemental Registration Statement to be declared effective as soon as possible.

     3. Obligations of the Company. Whenever required under this Agreement to effect registration of any Registrable Securities (whether the initial Registration Statement or any Resale Registration Statement), the Company shall, as expeditiously and reasonably possible:

     (a) Prepare and file with the Securities and Exchange Commission ("SEC") the Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective and to remain effective during the Registration Period.

(b) Prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement ("Amended Registration Statement") or prepare and file any additional registration statement ("Additional Registration Statement," together with the Amended Registration Statement, "Supplemental Registration Statements") as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such Supplemental Registration Statements or such prior registration statement and to cover the resale of all Registrable Securities.

(c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d) Use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of the jurisdictions in which the Holders are located and of such other jurisdictions as shall be reasonably requested by the Holders of the Registrable Securities covered by such Registration Statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e)     [Intentionally  Omitted].

(f) As promptly as practicable after becoming aware of such event, notify each Holder of Registrable Securities of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Holder as such Holder may reasonably request.

(g) Provide Holders with notice of the date that a Registration Statement or any Supplemental Registration Statement registering the sale or resale of the Registrable Securities is declared effective by the SEC, and the date or dates when the Registration Statement is no longer effective.

     (h) Provide Holders and their representatives the opportunity and a reasonable amount of time, based upon reasonable notice delivered by the Company, to conduct a reasonable due diligence inquiry of Company's pertinent financial and other records and make available its officers and directors for questions regarding such information as it relates to information contained in the Registration Statement.

(i) Provide Holders and their representatives the opportunity to review the Registration Statement and all amendments or supplements thereto prior to their filing with the SEC by giving the Holder at least five (5) business days advance written notice prior to such filing.
(j) Provide each Holder with prompt notice of the issuance by the SEC or any state securities commission or agency of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceeding for such purpose. The Company shall use its best efforts to prevent the issuance of any stop order and, if any is issued, to obtain the removal thereof at the earliest possible date.

(k) Use its best efforts to list the Registrable Securities covered by the Registration Statement with all securities exchanges or markets on which the Common Stock is then listed and prepare and file any required filing with the NASD and any other exchange or market on which the Common Stock is listed.

     4.     [Intentionally  Left  Blank].

     5.     [Intentionally  Left  Blank].

     6. Dispute as to Registrable Securities. In the event the Company believes that shares sought to be registered under Section 2 by Holders do not constitute "Registrable Securities" by virtue of Section 2.1 of this Agreement, and the status of those shares as Registrable Securities is disputed, the Company shall provide, at its expense, an Opinion of Counsel, reasonably acceptable to the Holders of the Securities at issue (and satisfactory to the Company's transfer agent to permit the sale and transfer), that those securities may be sold immediately, without volume limitation or other material restrictions, without registration under the Act, by virtue of Rule 144 or similar provisions.

     7. Furnish Information. At the Company's request, each Holder shall furnish to the Company such information regarding Holder, the Registrable Securities held by it, and the intended method of disposition of such securities to the extent required to effect the registration of its Registrable Securities or to determine that registration is not required pursuant to Rule 144 or other applicable provision of the Act. The Company shall include all information provided by such Holder pursuant hereto in the Registration Statement, substantially in the form supplied, except to the extent such information is not permitted by law.

     8. Expenses. All expenses, other than commissions and fees and expenses of counsel to the selling Holders, incurred in connection with registrations, filings or qualifications pursuant hereto, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, and fees and disbursements of counsel for the Company, shall be borne by the Company.

     9. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

     (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the officers, directors, partners, legal counsel, and accountants of each Holder, any underwriter (as defined in the Act, or as deemed by the Securities Exchange Commission, or as indicated in a registration statement) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of Section 15 of the Act the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements or omissions: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, and the Company will reimburse each such Holder, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, officer, director, underwriter or controlling person; provided however, that the above shall not relieve the Company from any other liabilities which it might otherwise have.

     (b) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume, the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of one such counsel to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 9.

(c)     In  the  event  that  the  indemnity  provided  in paragraph (a) of this
Section 9 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and each Holder agree to contribute to the aggregate claims, losses, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Holders may be subject in such proportion as is appropriate to reflect the relative fault of the Company and the Holders in connection with the statements or omissions which resulted in such Losses. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or by the Holders. The Company and the Holders agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person who controls a Holder of Registrable Securities within the meaning of either the Securities Act or the Exchange Act and each director, officer, partner, employee and agent of a Holder shall have the same rights to contribution as such holder, and each person who controls the Company within the meaning of either the Act or the Exchange Act and each director and officer of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (c).

     (d) The obligations of the Company and Holders under this Section 9 shall survive the resale, if any, of the Common Stock, the completion of any offering of Registrable Securities in a Registration Statement under this Agreement, and otherwise.

     10. Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

     (a) make and keep public information available, as those terms are understood and defined in Rule 144; and

     (b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act.

     11. Amendment of Registration Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the written consent of each Holder affected thereby. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future Holder, and the Company.

     12. Notices. All notices required or permitted under this Agreement shall be made in writing signed by the party making the same, shall specify the section under this Agreement pursuant to which it is given, and shall be addressed if to (i) the Company at: Go Online Networks Corporation 5681 Beach Boulevard, Suite 101/100, Buena Park, California 90621, Telephone No. (714) 736-9888, Facsimile No. (714) 736-9488 (or at such other location as directed by the Company in writing) and (ii) the Holders at their respective last address as the party as shown on the records of the Company. Any notice, except as otherwise provided in this Agreement, shall be made by fax and shall be deemed given at the time of transmission of the fax.

     13. Termination. This Agreement shall terminate on the date all Registrable Securities cease to exist (as that term is defined in Section 2.1 hereof); but without prejudice to (i) the parties' rights and obligations arising from breaches of this Agreement occurring prior to such termination (ii) other indemnification obligations under this Agreement.

     14. Assignment. No assignment, transfer or delegation, whether by operation of law or otherwise, of any rights or obligations under this Agreement by the Company or any Holder, respectively, shall be made without the prior written consent of the majority in interest of the Holders or the Company, respectively; provided that the rights of a Holder may be transferred to a subsequent holder of the Holder's Registrable Securities (provided such transferee shall provide to the Company, together with or prior to such transferee's request to have such Registrable Securities included in a Registration, a writing executed by such transferee agreeing to be bound as a Holder by the terms of this Agreement), and the Company hereby agrees to file an amended or supplemented registration statement including such transferee as a selling security holder thereunder; and provided further that the Company may transfer its rights and obligations under this Agreement to a purchaser of all or a substantial portion of its business if the obligations of the Company under this Agreement are assumed in connection with such transfer, either by merger or other operation of law (which may include without limitation a transaction whereby the Registrable Securities are converted into securities of the successor in interest) or by specific assumption executed by the transferee.

     15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made in and wholly to be performed in that jurisdiction, except for matters arising under the Act or the Securities Exchange Act of 1934, which matters shall be construed and interpreted in accordance with such laws.

     16. Execution in Counterparts Permitted. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one (1) instrument.

     17. Specific Performance. The Holder shall be entitled to the remedy of specific performance in the event of the Company's breach of this Agreement, the parties agreeing that a remedy at law would be inadequate.

     18. Indemnity. Each party shall indemnify each other party against any and all claims, damages (including reasonable attorney's fees), and expenses arising out of the first party's breach of any of the terms of this Agreement.

     19. Entire Agreement; Written Amendments Required. This Agreement, including the Exhibits attached hereto, the Investment Agreement, the Common Stock certificates, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.















                            [SIGNATURE PAGE FOLLOWS]

    IN WITNESS WHEREOF, the undersigned have executed this Agreement as of this
                       _____ day of _______________, 1999

GO  ONLINE  NETWORKS  CORPORATION


By:

Joseph  M.  Naughton,  Chief  Executive  Officer

Address:     Go  Online  Networks  Corporation

     5681  Beach  Boulevard,  Suite  101/100
     Buena  Park,  California  90621
Telephone  No.  (714)  736-9888
Facsimile  No.  (714)

INVESTOR:

TRITON  PRIVATE  EQUITIES  FUND,  L.P.



By:____________________________________

Address:


     Telephone  No.
Facsimile  No.